================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 15, 1998


                     CALIFORNIA INFRASTRUCTURE AND ECONOMIC
                  DEVELOPMENT BANK SPECIAL PURPOSE TRUST SCE-1
--------------------------------------------------------------------------------
                            (Issuer of Certificates)





                                 SCE FUNDING LLC
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Delaware                  333-30785                 95-46440661
  (State or Other Jurisdiction       (Commission               (IRS Employer
        of Incorporation             File Number)           Identification No.)





      2244 Walnut Grove Avenue, Room 180, Rosemead, CA                91770
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                  (Zip Code)

    Registrant's telephone number, including area code:          (626) 302-1850
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, 6, and 8 through 9 are not included because they are not applicable.

Item 5.  Other Events.

On October 15, 1998, the registrant was advised that Bankers Trust Company of California, N.A., acting as Certificate Trustee for the holders of Rate Reduction Certificates issued by the California Infrastructure and Economic Development Bank Special Purpose Trust SCE-1, has mailed letters to the Certificate holders regarding certain actions the Certificate Trustee is taking related to Proposition 9 to be voted on by California voters on November 3, 1998. A copy of a press release of the registrant, dated October 16, 1998, is attached hereto as Exhibit 99.2 and incorporated herein by reference. A copy of the Certificate Trustee's letter, plus enclosures, is attached hereto as Exhibit
99.1. Proposition 9 was previously discussed in Part II, Item 1 of the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.


Item 7.  Exhibits.

(a)      Financial Statements of Businesses Acquired.  Not applicable.

(b)      Pro Forma financial Information.  Not applicable.

(c)      Exhibits

         Exhibit No.                      Description

         99.1       Trustee's Letter to Certificate Holders, plus Attachments
         99.2 Press Release - Bankers Trust Company Notifies SCE Funding LLC and Rate Reduction Certificate Holders about Proposition 9 Impacts

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SCE FUNDING LLC


                                            By:      /s/  Mary C. Simpson
                                            ------------------------------------
                                                     Mary C. Simpson
                                                   Vice President and Treasurer


October 16, 1998